FINE AIR SERVICES, INC.
                               TAX ALLOCATION AND
                           INDEMNIFICATION AGREEMENT

    THIS FINE AIR SERVICES, INC. TAX ALLOCATION AND INDEMNIFICATION AGREEMENT is entered into as of this ___day June, 1997 between J. FRANK FINE and BARRY HOLMES FINE ("Stockholders"), and FINE AIR SERVICES, INC., a Florida corporation (the "Company").

                                  WITNESSETH:

    WHEREAS, Stockholders own _______ shares each of the sole class of stock in the Company, constituting one hundred percent (100%) of the total outstanding shares of stock in the Company;

    WHEREAS, pursuant to a proposed contribution of 100% of the Agro Air Associates, Inc. stock to the Company and offering of the Company's stock to the public, the Company's subchapter S Corporation status will be terminated;

    WHEREAS, such termination, under Section 1362(e) of the Internal Revenue Code of 1986, as amended (the "Code") will result in the Company's 1997 calendar tax year being divided in two (2) separate tax years, the first of which begins on January 1, 1997 and ends on the day immediately preceding the day such termination is effective and ends on December 31, 1997 (the "1997 C Short Year"); and

    WHEREAS, the Company will make distributions (the "Distributions") payable to Stockholders in amounts intended to equal the amount of the Company's "accumulated adjustments account" (the "AAA Amount"), as that term is defined in Code Section 1368(e)(1), calculated taking into account all items of income, gain, deduction, loss and credit through the last day of the Company's 1997 S Short Year (as that amount otherwise would be shown on the Company's Form 1120S immediately prior to any such final Distributions); and

    WHEREAS, the Company and Stockholders have determined it to be in their mutual best interests to set forth in this Agreement certain provisions designed to clarify which adjustments to the AAA Amount shall be taken into account in order to achieve the intended results of the Distributions totaling the amount of Stockholders' respective shares of the Company's AAA Amount through the end of its 1997 S Short Year; and

    WHEREAS, in consideration for the past services of the Stockholders to the Company which have not been fully compensated heretofore, the Company wishes to indemnify the Stockholders for any additional tax liabilities that (1) arise from subsequent Audit adjustments of the Company by any applicable taxing authority and (2) which tax liabilities are not (a) attributable to the AAA Amount originally determined by the Company (upon the filing of its 1997 S Short Year tax return, and (b) the subject of the Distributions contemplated hereunder, PROVIDED, HOWEVER, that the Stockholders also waive any claim to additional Distributions with respect to any such increases in the AAA Amount pursuant to such Audit adjustments;

    NOW, THEREFORE, in consideration of the mutual promises contained herein, Stockholders and the Company hereby agree as follows:

SECTION 1. DEFINITIONS. For purposes of this Agreement:

    1.1 "Additional Amounts" means any interest, penalties or additions to tax imposed or assessed by the Internal Revenue Service (the "Service") or any other taxing authority, as a result of any liability for Taxes and/or Additional Taxes, as defined herein.

    1.2 "Additional Taxes" means, for any Pre-Closing Date Period, as that term is defined herein, the excess of (i) the product of (A) forty percent (40%) and
(B) the amount of income of the Company taxable to Stockholders under Code
Section 1366 as reported for federal income tax purposes on the Company's Forms 1120S for the 1997 S Short Year or any other tax year in the Pre-Closing Date Period, as the case may be, calculated after taking into account any adjustments by the Service or any other taxing authority to such reported amounts (including any Company adjustment not taken into account in determining the net Stockholder Adjustment, but excluding any such net Stockholder Adjustment) constituting a "determination" within the meaning of Code Section 1313 or comparable provision of state or city law over (ii) an amount equal to the product of (x) forty percent (40%) and (y) the amount of income of the Company taxable to the Stockholders as originally reported on the Company's Forms 1120S for the 1997 S Short Year or any other tax year in the Pre-Closing Date Period, as the case may be.

    1.3 "Audit" means any audit, investigation or exam by the Service or any other taxing authority (including, but not limited to, the current Service Audit of the Company's 1993, 1994 and 1995 tax years).

    1.4 "Company Adjustment" means any adjustment by the Service or any other taxing authority of income, gain, deduction, loss, credit or other allowance (i) that causes any item of net income of the Company that was taken into account and reported by the Company on its Forms 1120S for federal income tax purposes for the 1995 tax year or its 1996 S Short Year to be included in taxable income in a Post-Closing Date Period and not to be included in taxable income in a Pre-Closing Date period, (ii) that causes any deduction, loss, credit or other allowance of the Company, which deduction, credit or other allowance has the effect of reducing taxable income that was taken into account and reported by the Company on its Form 1120 for federal income tax purposes in a Post-Closing Date Period, to be taken into account in a Pre-Closing Date Period and not to be taken into account in a Post-Closing Date Period, and/or (ii) which results in Taxes and/or Additional Amounts in respect thereof being imposed on Company as a result of the Company not qualifying as an S corporation for any period prior to the end of the 1997 S Short Year.

    1.5 "Indemnitees" means the Stockholders, PROVIDED, HOWEVER, that all rights of the Indemnitees under SECTION 2 hereof may be exercised only by the Stockholders Representative.

    1.6 "Indemnitor" means the Company.

    1.7 "Post-Closing Date Period" means any taxable year of the Company ending after the first day of the 1997 C short tax year.

    1.8 "Pre-Closing Date Period" means any taxable year of the Company ending before the first day of the 1997 C Short tax year.

    1.9 "Stockholders Adjustment" means any adjustment by the Service or any other taxing authority of income, gain, deduction, loss, credit or other allowance (i) that causes any item of net income of the Company that originally was taken into account and reported by the Company on its Forms 1120 for federal income tax purposes for any tax year in the Post-Closing Date Period to be included in taxable income in any tax year in the Pre-Closing Date Period and not to be included in taxable income in a Post-Closing Date period or (ii) that causes any deduction, loss, credit or other allowance of the Company, which deduction, credit or other allowance has the effect of reducing taxable income that was taken into account and reported by the Company on its Form 1120S for federal income tax purposes in any tax year in the Pre-Closing Date Period, to be taken into account in any tax year in the Post-Closing Date Period and not to be taken into account in a tax year in the Pre-Closing Date Period.

    1.10 "Stockholder Representative" means BARRY H. FINE, or such other shareholder of the Company which all of the shareholders listed on Schedule A designate to the Company as the Shareholder Representative.

    1.11 "Tax Claim" means any written or oral claim or notice by the Service or any other taxing authority for Taxes, Additional Taxes and/or Additional Amounts including, without limitation, an assessment for Taxes.

    1.12 "Taxes" means U.S. federal income tax and state and local income taxes and other state and local taxes based on or measured by net income including franchise taxes.

SECTION 2. COMPANY INDEMNIFICATION OF STOCKHOLDER.

    2.1 Company agrees to promptly indemnify Stockholder, as provided for by this SECTION 2, for the amount of (i) any Taxes and Additional Amounts paid by Stockholders as a result of any Stockholders Adjustment (and this SECTION 2 shall apply to each successive Stockholders Adjustment), plus (ii) any Additional Taxes and any related Additional Amounts paid by Stockholders as a result of any adjustment by the Service or any other taxing authority which is not the result of a Stockholders Adjustment; PROVIDED, HOWEVER, that, as part of the consideration for this indemnity, the Stockholders agree to waive any claims to Distributions that otherwise might be deemed payable with respect to the deemed increase in the AAA Amount arising from any such underlying Audit adjustments.

     2.2 The amount payable by the Company to Stockholders pursuant to SECTION
2.1 shall be "grossed up" so as to provide Stockholders with an amount that, on current after-tax basis and reflecting the tax consequences to the Stockholders, equals the amount of Taxes, Additional Taxes and Additional Amounts for which the Company is obligated to indemnify the Stockholders pursuant to this Agreement. [For example, if the Taxes, Additional Taxes and Additional Amounts payable by the Stockholders was $1.2 million, the amount payable to the Stockholders under this SECTION 2 would be approximately $1,986,755, assuming no state income tax or social security taxes are applicable (I.E., $1,986,755 x 39.6% = $786,755 current tax, for $1,200,000 "after-tax" amount available to pay the Taxes, Additional Taxes and Additional Amounts of the Stockholders].

SECTION 3. CONSENT PROVISIONS.

    3.1 Stockholders shall not initiate, effect or permit any Stockholders Adjustment (through an amended tax return or otherwise) without the written consent of the Company. Company shall not initiate, effect or settle upon any Company Adjustment (through an amended tax return or otherwise) without the written consent of the Stockholders Representative.

    3.2 If an Audit is commenced or a Tax Claim is made against the Stockholders with respect to any amount of income, gain, deduction, loss or credit of the Company included by the Stockholders under Code Section 1366, Stockholders shall promptly notify the Company in writing of that Audit or Tax Claim. If an Audit is commenced or a Tax Claim is made with respect to the Company, the Company shall promptly notify the Stockholders in writing of that Audit or Tax Claim. The person against whom the Audit is commenced or Tax Claim is made shall promptly provide all correspondence to the other person under this Agreement, with respect to such Audit or Tax Claim. [The parties acknowledge that the Company currently is the subject of a Service Audit for its 1993, 1994 and 1995 tax years.]

    3.3 Indemnitor shall have the right at its option upon timely notice to Indemnitees to assume control of the proceedings in connection with any Audit or the defense of any suit, action or proceeding with respect to any Tax Claim at its own expense and with its own counsel, PROVIDED its counsel is reasonable satisfactory to Indemnitees.

    3.4 Notwithstanding anything herein to the contrary, if Indemnitor exercises the option of SECTION 3.3, (i) Indemnitor shall not agree to any settlement with respect to any Taxes or Additional Amounts without Indemnitees' consent if the effect of the settlement would be an increase in the liability of Indemnitees for any Taxes or Additional Amounts and if the Indemnitor would not be liable under this Agreement to pay Indemnitees the full amount of that increase in liability for Taxes and any related Additional Amounts, (ii) Indemnitor shall keep Indemnitees informed of all material developments of all material developments and events relating to such Audit or Tax

Claim, and (iii) Indemnitees shall have the right to participate in, but not to control, the defense of any Audit or Tax Claim.

    3.5 Indemnitor shall not agree to any settlement without Indemnitees' express prior written consent which shall not be unreasonably withheld. Indemnitor and Indemnitees shall fully cooperate with each other in their efforts to litigate, defend or otherwise attempt to resolve any proceeding.

SECTION 4. PAYMENT DATES.

    4.1 Any payment due pursuant to SECTION 2 of this Agreement shall be made no later than thirty (30) days after receipt by the Company of written notice from Stockholders stating that any Taxes, Additional Taxes and Additional Amounts, for or with respect to which Stockholders are entitled to indemnification hereunder, are payable by the Stockholders (regardless of whether the Stockholders intend to pursue a refund of any such payments).

    4.2 Any notice under this SECTION 4 with respect to a required indemnification payment shall include an accurate and reasonable detailed description, including correspondence, work papers, ETC., of the adjustment by the subject taxing authority to taxable income, gain, deduction loss, or credit of Indemnitees. Any indemnification payment required to be made hereunder that is not made by the Indemnitor to the Indemnitiees when due shall bear interest until paid at the prime rate published by Citibank, N.A.

    4.3 The amount of any Taxes, Additional Taxes or Additional Amounts, as the case may be, with respect to which Indemnitees have received a payment from Indemnitor pursuant to this Agreement which are subsequently refunded or credited to Indemnitees by the subject taxing authority (the "Refunded Amount") shall be reimbursed to Indemnitor by Indemnitees within thirty (30) days of Indemnitees receiving such credit or refund. The amount of any Refunded Amount not paid by Indemnitees to Indemnitor within the time period prescribed by this
SECTION 4.3 shall bear interest until paid at the prime rate published by Citibank, N.A.

    4.4 The obligation of the Company to make a payment under this Agreement shall be subject to the Indemnitees providing Indemnitor with evidence reasonable satisfactory to Indemnitor of the amount of the indemnification so claimed.

SECTION 5. TRANSFER OF ASSETS: TERM.

    Company's obligations under this Agreement shall continue and survive notwithstanding any agreement of merger, acquisition, consolidation, asset transfer or similar reorganization. Stockholders and the Company intend that the rights and obligations of each party to this Agreement shall be in force until all statutes of limitation for any tax adjustment which may give rise to indemnification under this Agreement shall have expired.

SECTION 6. NOTICES.

     Any notice, demand, claim or other communication under this Agreement shall be in writing and shall be deemed to have been given upon the delivery or mailing thereof, as the case may be, if delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the other party at the following address (or at another address a party may specify by notice to the other party):

     If to Stockholders, to:       J. FRANK FINE
                                   BARRY HOLMES FINE
                                   P.O. Box 524236
                                   Miami, FL  33152

     If to the Company, to:        FINE AIR SERVICES, INC.
                                   P.O. Box 524236
                                   Miami, FL  33152

SECTION 7. GOVERNING LAW.

    This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

SECTION 8. COUNTERPARTS.

    This Agreement may be executed in one or more counterparts, each of which shall be seemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 9. ASSIGNMENTS.

    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10. AMENDMENT AND MODIFICATION.

    This Agreement may be amended, modified or supplimented only be a written agreement executed by the parties hereto.

SECTION 11. ENTIRE AGREEMENT.

    This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties, convenants or undertakings other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter contained herein.

    IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the day and year first above written.

                                             FINE AIR SERVICES, INC.


                                             By:____________________

                                             Name:__________________

                                             Title:_________________


                                             STOCKHOLDERS:



                                             _______________________
                                             J. FRANK FINE

                                             _______________________
                                             BARRY HOLMES FINE

                                   SCHEDULE A

                    SHAREHOLDERS OF FINE AIR SERVICES, INC.

                                                  NUMBER OF SHARES
SHAREHOLDER                                       OF COMMON STOCK

J. Frank Fine                                          _______

Barry Holmes Fine                                      _______

                           AGRO AIR ASSOCIATES, INC.
                               TAX ALLOCATION AND
                           INDEMNIFICATION AGREEMENT

     THIS AGRO AIR ASSOCIATES, INC. TAX ALLOCATION AND INDEMNIFICATION AGREEMENT is entered into as of this _____ day of June, 1997 between J. FRANK FINE and BARRY HOLMES FINE ("Stockholders"), and AGRO AIR ASSOCIATES, INC., a Florida corporation (the "Company").

                                  WITNESSETH:

     WHEREAS, Stockholders own _____ shares each of the sole class of stock in the Company, constituting one hundred percent (100%) of the total outstanding shares of stock in the Company;

     WHEREAS, pursuant to a proposed contribution of all of the Company's stock to Fine Air Services, Inc. (the "Parent Company") and offering of the Parent Company's stock to the public, the Company's subchapter S corporation status wil be terminated;

     WHEREAS, such termination, under Section 1362(e) of the Internal Revenue Code of 1986, as amended (the "Code"), will result in the Company's 1997 calendar tax year being divided in two (2) separate tax years, the first of which begins on January 1, 1997 and ends on the day immediately preceding the day such termination is effective (the "1997 S Short Year") and the second of which begins on the day such termination is effective and ends on December 31, 1997 (the "1997 C Short Year"); and

     WHEREAS, the Company will make distributions (the "Distributions") payable to Stockholders in amounts intended to equal the amount of the Company's "accumulated adjustments account" (the "AAA Amount"), as that term is defined in Code Section 1368(e)(1), calculated taking into account all items of income, gain, deduction, loss and credit through the last day of the Company's 1997 S Short Year (as that amount otherwise would be shown on the Company's Form 1120S immediately prior to any such final Distributions); and

     WHEREAS, the Company and Stockholders have determined it to be in their mutual best interests to set forth in this Agreement certain provisions designed to clarify which adjustments to the AAa Amount shall be taken into account in order to achieve the intended results of the Distributions totaling the amount of Stockholders' respective shares of the Company's AAA Amount through the end of its 1997 S Short Year; and

     WHEREAS, in consideration for the past services of the Stockholders to the Company which have not been fully compensated heretofore, the Company wishes to indemnify the Stockholders for any additional tax liabiities that (1) arise from subsequent Audit adjustments of the Company by any applicable taxing authority and (2) which tax liabilities are not (a) attributable to the AAA Amount originally determined by the Company (upon the filing of its 1997 S Short Year tax return) and (b) the subject of the Distributions contemplated hereunder, PROVIDED, HOWEVER, that the Stockholders also waive any claim to additional Distributions with respect to any such increases in the AAA Amount pursuant to such Audit adjustments;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, Stockholders and the Company hereby agree as follows:

SECTION 1. DEFINITIONS. For purposes of this Agreement:

     1.1 "Additional Amounts" means any interest, penalties or additions to tax imposed or assessed by the Internal Revenue Service (the "Service") or any other taxing authority, as a result of any liability for Taxes and/or Additional Taxes, as defined herein.

     1.2 "Additional Taxes" means, for any Pre-Closing Date Period, as that term is defined herein, the excess of (i) the product of (A) forty percent (40%) and
(B) the amount of income of the Company taxable to Stockholders under Code
Section 1366 as reported for federal income tax purposes on the Company's Forms 1120S for the 1997 S Short Year or any other tax year in the Pre-Closing Date Period, as the case may be, calculated after taking into account any adjustment by the Service or any other taxing authority to such reported amounts (including any Company Adjustment not taken into account in determining the net Stockholder Adjustment, but excluding any such net Stockholder Adjustment) constituting a "determination" within the meaning of Code Section 1313 or comparable provision of state or city law over (ii) an amount equal to the product of (x) forty percent (40%) and (y) the amount of income of the Company taxable to the Stockholders as originally reported on the Company's Forms 1120S for the 1997 S Short Year or any other tax year in the Pre-Closing Date Period, as the case may be.

     1.3 "Audit" means any audit, investigation or exam by the Service or any other taxing authority (including, but not limited to, the current Service Audit of the Company's 1993, 1994 and 1995 tax years).

     1.4 "Company Adjustment" means any adjustment by the Service or any other taxing authority of income, gain, deduction, loss, credit or other allowance (i) that causes any item of net income of the Company that was taken into account and reported by the Company on its Forms 1120S for federal income tax purposes for the 1995 tax year or its 1996 S Short Year to be included in taxable income in a Post-Closing Date Period and not to be included in taxable income in a Pre-Closing Date period, (ii) that causes any deduction, loss, credit or other allowance of the Company, which deduction, credit or other allowance has the effect of reducing taxable income that was taken into account and reported by the Company on its Form 1120 for federal income tax purposes in a Post-Closing Date Period, to be taken into account in a Pre-Closing Date Period and not to be taken into account in a Post-Closing Date Period, and/or (iii) which results in Taxes and/or Additional Amounts in respect thereof being imposed on Company as a result of the Company not qualifying as an S corporation for any period prior to the end of the 1997 S Short Year.

     1.5 "Indemnitees" means the Stockholders, PROVIDED, HOWEVER, that all rights of the Indemnitees under SECTION 2 hereof may be exercised only by the Stockholders Representative.

     1.6 "Indemnitor" means the Company.

     1.7 "Post-Closing Date Period" means any taxable year of the Company ending after the first day of the 1997 C short tax year.

     1.8 "Pre-Closing Date Period" means any taxable year of the Company ending before the first dayof the 1997 C short tax year.

     1.9 "Stockholders Adjustment" means any adjustment by the Service or any other taxing authority of income, gain, deduction, loss, credit or other allowance (i) that causes any item of net income of the Company that originally was taken into account and reported by the Company on its Forms 1120 for federal income tax purposes for any tax year in the Post-Closing Date Period to be included in taxable income in any tax year in the Pre-Closing Date Period and not to be included in taxable income in a Post-Closing Date period or (ii) that causes any deduction, loss, credit or other allowance of the Company, which deduction, credit or other allowance has the effect of reducing taxable income that was taken into account and reported by the Company on its Form 1120S for federal income tax purposes in any tax year in the Pre-Closing Date Period, to be taken into account in any tax year in the Post-Closing Date Period and not to be taken into account in a tax year in the Pre-Closing Date Period.

     1.10 "Stockholders Representative" means BARRY H. FINE, or such other shareholder of the Company which all of the shareholders listed on Schedule A designate to the Company as the Shareholder Representative.

     1.11 "Tax Claim" means any written or oral claim or notice by the Serivce or any other taxing authority for Taxes, Additional Taxes and/or Additional Amounts including, without limitation, an assessment for Taxes.

     1.12 "Taxes" means U.S. federal income tax and state and local income taxes and other state and local taxes based on or measured by net income, including franchise taxes.

SECTION 2. COMPANY INDEMNIFICATION OF STOCKHOLDERS.

     2.1 Company agrees to promptly indemnify Stockholders, as provided for by this SECTION 2, for the amount of (i) any Taxes and Additional Amounts paid by Stockholders as a result of any Stockholders Adjustment (and this SECTION 2 shall apply to each successive Stockholders Adjustment), plus (ii) any Additional Taxes and any related Additional Amounts paid by Stockholders as a result of any adjustment by the Service or any other taxing authority which is not the result of a Stockholders Adjustment; PROVIDED, HOWEVER, that, as part of the consideration for this indemnity, the Stockholders agree to waive any claims to Distributions that otherwise might be deemed payable with respect to the deemed increase in the AAA Amount arising from any such underlying Audit adjustments.

     2.2 The amount payable by the Company to Stockholders pursuant to SECTION
2.1 shall be "grossed up" so as to provide Stockholders with an amount that, on current after-tax basis and reflecting the tax consequences to the Stockholders, equals the amount of Taxes, Additional Taxes and Additional Amounts for which the Company is obligated to indemnify the Stockholders pursuant to this Agreement. [For example, if the Taxes, Additional Taxes and Additional Amounts payable by the Stockholders was $1.2 million, the amount payable to the Stockholders under this SECTION 2 would be approximately $1,986,755, assuming no state income tax or social security taxes are applicable (I.E., $1,986,755 x 39.6% = $786,755 current tax, for $1,200,000 "after-tax" amount available to pay the Taxes, Additional Taxes and Additional Amounts of the Stockholders.]

SECTION 3. CONSENT PROVISIONS.

     3.1 Stockholders shall not initiate, effect or permit any Stockholders Adjustment (through an amended tax return or otherwise) without the written consent of the Company. Company shall not initiate, effect or settle upon any Company Adjustment (through an amended tax return or otherwise) without the written consent of the Stockholders Representative.

     3.2 If an Audit is commenced or a Tax Claim is made against the Stockholders with respect to any amount of income, gain, deduction, loss or credit of the Company included by the Stockholders under Code Section 1366, Stockholders shall promptly notify the Company in writing of that Audit or Tax Claim. If an Audit is commenced or a Tax Claim is made with respect to the Company, the Company shall promptly notify Stockholders in writing of that Audit or Tax Claim. The person against whom the Audit is commenced or Tax Claim is made shall promptly provide all correspondence to the other person under this Agreement, with respect to such Audit or Tax Claim. [The parties acknowledge that the Company currently is the subject of a Service Audit for its 1993, 1994 and 1995 tax years.]

     3.3 Indemnitor shall have the right at its option upon timely notice to Indemnitees to assume control of the proceedings in connection with any Audit or the defense of any suit, action or proceeding with respect to any Tax Claim at its own expense and with its own counsel, PROVIDED its counsel is reasonably satisfactory to Indemnitees.

     3.4 Notwithstanding anything herein to the contrary, if Indeminitor exercises the option of SECTION 3.3, (i) Indemnitor shall not agree to any settlement with respect to any Taxes or Additional Amounts without Indemnitees' consent if the effect of the settlement would be an increase in the liability of Indemnitees for any Taxes or Additional Amounts and if the Indemnitor would not be liable under this Agreement to pay Indemnitees the full amount of that increase in liability for Taxes and any related Additional Amounts, (ii) Indemnitor shall keep Indemnitees informed of all material developments and events relating to such Audit or Tax

Claim, and (iii) Indemnitees shall have the right to participate in, but not to control, the defense of any Audit or Tax Claim.

     3.5 Indemnitor shall not agree to any settlement without Indemnitees' express prior written consent which shall not be unreasonably withheld. Indemnitor and Indemnitees shall fully cooperate with each other in their efforts to litigate, defend or otherwise attempt to resolve any proceeding.

SECTION 4. PAYMENT DATES.

     4.1 Any payment due pursuant to SECTION 2 of this Agreement shall be made not later than thirty (30) days after receipt by the Company of written notice from Stockholders stating that any Taxes, Additional Taxes and Additional Amounts, for or with respect to which Stockholders are entitled to indemnification hereunder, are payable by the Stockholders (regardless of whether the Stockholders intend to pursue a refund of any such payments).

     4.2 Any notice under this SECTION 4 with respect to a required indemnification payment shall include an accurate and reasonably detailed description, including correspondence, work papers, ETC., of the adjustment by the subject taxing authority to taxable income, gain, deduction loss, or credit of Indemnitees. Any indemnification payment required to be made hereunder that is not made by the Indemnitor to the Indemnitees when due shall bear interest until paid at the prime rate published by Citibank, N.A.

     4.3 The amount of any Taxes, Additional Taxes or Additional Amounts, as the case may be, with respect to which Indemnitees have received a payment from Indemnitor pursuant to this Agreement which are subsequently refunded or credited to Indemnitees by the subject taxing authority (the "Refunded Amount") shall be reimbursed to Indemnitor by Indemnitees within thirty (30) days of Indemnitees receiving such credit or refund. The amount of any Refunded Amount not paid by Indemnitees to Indemnitor within the time period prescribed by this
SECTION 4.3 shall bear interest until paid at the prime rate published by Citibank, N.A.

     4.4 The obligation of the Company to make a payment under this Agreement shall be subject to the Indemnitees providing Indemnitor with evidence reasonably satisfactory to Indemnitor of the amount of the indemnification so claimed.

SECTION 5. TRANSFER OF ASSETS: TERM.

     Company's obligations under this Agreement shall continue and survive notwithstanding any agreement of merger, acquisition, consolidation, asset transfer or similar reorganization. Stockholders and the Company intend that the rights and obligations of each party to this Agreement shall be in force until all statutes of limitation for any tax adjustment which may give rise to indemnification under this Agreement shall have expired.

SECTION 6. NOTICES.

     Any notice, demand, claim or other communication under this Agreement shall be in writing and shall be deemed to have been given upon the delivery or mailing thereof, as the case may be, if delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the other party at the following address (or at another address a party may specify by notice to the other party):

     If to Stockholders, to:     J. FRANK FINE
                                 BARRY HOLMES FINE
                                 P.O. Box 524236
                                 Miami, FL 33152

     If to the Company, to:      AGRO AIR ASSOCIATES, INC.
                                 P.O. Box 524236
                                 Miami, FL 33152

SECTION 7. GOVERNING LAW.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

SECTION 8. COUNTERPARTS.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 9. ASSIGNMENTS.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, the Parent Company with respect to all rights and obligations of the Company hereunder following the contribution of all of the Company's stock to the Parent Company.

SECTION 10. AMENDMENT AND MODIFICATION.

     This Agreement may be amended, modified or supplemented only by a written agreement executed by the parties hereto.

SECTION 11. ENTIRE AGREEMENT.

     This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties, covenants or undertakings other than those expressly set forth or referred to herein.

This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter contained herein.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the day and year first above written.

                         AGRO AIR ASSOCIATES, INC.

                         By:
                           -----------------------------------

                         Name:
                              --------------------------------

                         Title:
                              --------------------------------


                         STOCKHOLDERS:

                         --------------------------------------
                         J. FRANK FINE


                         --------------------------------------
                         BARRY HOLMES FINE

                                   SCHEDULE A

                   SHAREHOLDERS OF AGRO AIR ASSOCIATES, INC.


                                                 NUMBER OF SHARES
SHAREHOLDER                                      OF COMMON STOCK
-----------                                      ----------------

J. Frank Fine                                     ______________

Barry Holmes Fine                                 ______________